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                                                                    EXHIBIT 99.1

                            SECTION 906 CERTIFICATION

I, E. Randall Chestnut, Chairman of the Board, President and Chief Executive Officer of Crown Crafts, Inc. (the "Company"), do hereby certify, in accordance with 18 U.S.C.Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ending December 29, 2002 (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 12, 2003

                                     /s/ E. Randall Chestnut
                                     -------------------------------------------
                                     E. Randall Chestnut, Chairman of the Board,
                                     President and Chief Executive Officer